Exhibit 99.2

Quarterly Investor Supplement

September 30, 2023

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Nine Months Ended September 30, 2023. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Voya Financial	Page 3 of 45
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments by excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity. Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions which are not indicative of current Operating expense fundamentals;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses, and are not indicative of current Operating expense fundamentals; and
•Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 45

Explanatory Note on Non-GAAP Financial Information
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since it provides the main drivers for adjusted operating earnings before income taxes excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 5 of 45

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Net income (loss) available to Voya Financial, Inc.'s common shareholders	248	154	69	190	166	471	284
Per common share (basic)	2.35	1.50	0.70	1.95	1.70	4.62	2.79
Per common share (diluted)	2.29	1.41	0.63	1.78	1.57	4.31	2.55
Adjusted operating earnings: (1)
Before income taxes	229	294	192	206	254	715	703
After income taxes	189	243	158	227	210	589	580
Effective tax rate	17.2%	17.5%	17.9%	-10.2%	17.5%	17.5%	17.4%
Per common share (Adjusted diluted)	1.74	2.21	1.44	2.13	1.97	5.39	5.21
Per common share excluding notable items	2.07	2.31	1.69	2.10	2.24	6.06	5.39
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	2,515	3,085	3,342	2,737	2,304	2,515	2,304
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	6,048	5,876	5,887	5,792	5,607	6,048	5,607
Book value per common share (including AOCI)	23.93	29.19	34.03	28.16	23.70	23.93	23.70
Book value per common share (excluding AOCI) (2)	57.55	55.59	59.95	59.59	57.69	57.55	57.69
Leverage Ratios:
Debt-to-Capital	40.1%	37.7%	36.1%	40.0%	43.4%	40.1%	43.4%
Financial Leverage - excluding AOCI (2)	27.8%	29.2%	29.5%	29.5%	29.8%	27.8%	29.8%
Shares:
Weighted-average common shares outstanding
Basic (3)	106	103	98	97	98	102	102
Dilutive effect of warrants (3)	—	4	9	7	6	4	7
Other dilutive effects (4)	3	3	3	2	2	3	2
Diluted	108	110	110	107	106	109	111
Adjusted Diluted (2)	108	110	110	107	106	109	111
Ending shares outstanding	105	106	98	97	97	105	97
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	54	162	—	—	50	216	750
Dividends to common shareholders	42	21	20	19	20	83	61
Total cash returned to common shareholders	96	183	20	19	70	299	811

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 45 of this document.
(3) On May 10th, 2023, we issued 9.6 million shares to settle the outstanding warrants issued in connection with our IPO. For the second quarter of 2023, the impact of these issued shares on Diluted shares outstanding is split between Basic and Dilutive effect of warrants due to the mid-quarter issuance. Beginning in the third quarter of 2023, the shares are included in Basic shares outstanding.

(4) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 6 of 45

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Revenues
Net investment income	547	545	545	548	522	1,637	1,733
Fee income	489	474	464	451	445	1,427	1,291
Premiums	682	677	685	612	606	2,044	1,811
Net gains (losses)	(7)	(56)	(16)	(47)	(125)	(79)	(639)
Other revenues	81	86	78	31	33	245	117
Income (loss) related to consolidated investment entities	31	145	79	(40)	(136)	255	62
Total revenues	1,823	1,871	1,835	1,555	1,345	5,529	4,375
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(799)	(682)	(751)	(693)	(537)	(2,232)	(1,835)
Operating expenses	(717)	(770)	(836)	(673)	(632)	(2,323)	(1,869)
Net amortization of DAC/VOBA	(57)	(57)	(59)	(56)	(60)	(173)	(184)
Interest expense	(31)	(39)	(32)	(30)	(31)	(102)	(104)
Operating expenses related to consolidated investment entities	(47)	(60)	(16)	(20)	(14)	(123)	(38)
Total benefits and expenses	(1,651)	(1,608)	(1,694)	(1,472)	(1,274)	(4,953)	(4,030)
Income (loss) before income taxes	172	263	141	83	71	576	345
Income tax expense (benefit)	(74)	28	12	(54)	29	(34)	49
Net income (loss)	246	235	129	137	42	610	296
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	(16)	77	46	(57)	(138)	107	(20)
Net income (loss) available to Voya Financial, Inc.	262	158	83	194	180	503	316
Less: Preferred stock dividends	14	4	14	4	14	32	32
Net income (loss) available to Voya Financial, Inc.'s common shareholders	248	154	69	190	166	471	284

Voya Financial	Page 7 of 45

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	489	498	482	460	415	1,469	1,440
Fee income	489	478	468	455	451	1,434	1,309
Premiums	663	669	675	601	598	2,007	1,778
Other revenue	76	76	73	31	30	225	108
Adjusted operating revenues (1)	1,717	1,721	1,697	1,547	1,495	5,135	4,635

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(730)	(656)	(689)	(648)	(557)	(2,075)	(1,918)
Operating expenses	(671)	(691)	(731)	(614)	(590)	(2,092)	(1,769)
Net amortization of DAC/VOBA	(29)	(30)	(31)	(30)	(32)	(90)	(93)
Interest expense (2)	(44)	(37)	(47)	(37)	(49)	(128)	(140)
Adjusted operating benefits and expenses	(1,475)	(1,414)	(1,498)	(1,328)	(1,228)	(4,385)	(3,920)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	242	307	200	219	267	749	715
Less: Earnings (loss) attributable to Allianz noncontrolling interest	14	13	8	13	13	35	13
Adjusted operating earnings before income taxes (1)	229	294	192	206	254	715	703

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Wealth Solutions	702	705	684	669	645	2,090	2,109
Health Solutions	768	775	774	649	645	2,317	1,933
Investment Management	233	226	229	215	192	688	542
Corporate	14	15	11	15	13	39	51
Adjusted operating revenues (1)	1,717	1,721	1,697	1,547	1,495	5,135	4,635

Adjusted operating earnings before income taxes
Wealth Solutions	179	174	132	145	128	485	553
Health Solutions	53	124	94	78	154	271	226
Investment Management	49	50	33	42	38	132	116
Corporate	(52)	(53)	(68)	(59)	(65)	(173)	(193)
Adjusted operating earnings before income taxes (1)	229	294	192	206	254	715	703

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 8 of 45

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended September 30, 2023
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	438	35	7	9	489
Fee income	246	18	224	—	489
Premiums	—	663	—	—	663
Other revenue	18	51	2	5	76
Adjusted operating revenues (1)	702	768	233	14	1,717

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(226)	(504)	—	—	(730)
Operating expenses	(275)	(204)	(170)	(22)	(671)
Net amortization of DAC/VOBA	(22)	(7)	—	—	(29)
Interest expense (2)	—	—	—	(44)	(44)
Adjusted operating benefits and expenses	(524)	(715)	(170)	(66)	(1,475)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	179	53	63	(52)	242
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	14	—	14
Adjusted operating earnings before income taxes (1)	179	53	49	(52)	229

	Three Months Ended September 30, 2022
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	398	29	(12)	—	415
Fee income	230	19	202	—	451
Premiums	—	598	—	—	598
Other revenue	17	(2)	2	13	30
Adjusted operating revenues (1)	645	645	192	13	1,495

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(222)	(335)	—	—	(557)
Operating expenses	(272)	(147)	(142)	(30)	(590)
Net amortization of DAC/VOBA	(23)	(9)	—	—	(32)
Interest expense (2)	—	—	—	(49)	(49)
Adjusted operating benefits and expenses	(517)	(491)	(142)	(78)	(1,228)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	128	154	51	(66)	267
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	13	—	13
Adjusted operating earnings before income taxes (1)	128	154	38	(65)	254

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 9 of 45

Adjusted Operating Earnings Before Income Taxes by Segment

	Nine Months Ended September 30, 2023
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	1,318	104	27	21	1,469
Fee income	717	58	659	—	1,434
Premiums	—	2,007	—	—	2,007
Other revenue	55	148	3	18	225
Adjusted operating revenues (1)	2,090	2,317	688	39	5,135

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(671)	(1,404)	—	—	(2,075)
Operating expenses	(867)	(619)	(520)	(85)	(2,092)
Net amortization of DAC/VOBA	(67)	(23)	—	—	(90)
Interest expense (2)	—	—	—	(128)	(128)
Adjusted operating benefits and expenses	(1,605)	(2,047)	(520)	(213)	(4,385)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	485	271	168	(175)	749
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	36	(1)	35
Adjusted operating earnings before income taxes (1)	485	271	132	(173)	715

	Nine Months Ended September 30, 2022
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	1,333	103	4	—	1,440
Fee income	725	58	527	—	1,309
Premiums	—	1,778	—	—	1,778
Other revenue	52	(5)	10	51	108
Adjusted operating revenues (1)	2,109	1,933	542	51	4,635

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(663)	(1,256)	—	—	(1,918)
Operating expenses	(823)	(429)	(412)	(104)	(1,769)
Net amortization of DAC/VOBA	(71)	(22)	—	—	(93)
Interest expense (2)	—	—	—	(140)	(140)
Adjusted operating benefits and expenses	(1,556)	(1,707)	(412)	(244)	(3,920)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	553	226	129	(193)	715
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	13	—	13
Adjusted operating earnings before income taxes (1)	553	226	116	(193)	703

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 10 of 45

Consolidated Balance Sheets

	Balances as of
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Assets
Total investments	36,257	37,561	38,703	39,110	39,519
Cash and cash equivalents	829	1,195	724	919	840
Assets held in separate accounts	85,491	88,851	84,569	80,174	75,980
Premium receivable and reinsurance recoverable, net	11,765	12,131	12,438	12,426	12,559
Short term investments under securities loan agreement and accrued investment income	1,349	1,506	1,691	1,604	1,623
Deferred policy acquisition costs, Value of business acquired	2,278	2,304	2,333	2,363	2,389
Current and deferred income taxes	2,448	2,171	2,126	2,228	2,245
Other assets (1)	4,217	4,170	4,191	3,578	3,532
Assets related to consolidated investment entities	4,631	4,727	4,433	4,204	4,195
Total Assets	149,265	154,616	151,208	146,606	142,882
Liabilities
Future policy benefits and contract owner account balances	49,506	50,583	51,493	52,174	53,039
Liabilities related to separate accounts	85,491	88,851	84,569	80,174	75,980
Payables under securities loan agreements, including collateral held	1,190	1,301	1,328	1,302	1,378
Short-term debt	2	143	143	141	141
Long-term debt	2,095	2,095	2,094	2,094	2,094
Other liabilities (2)	3,397	3,394	3,350	3,290	3,270
Liabilities related to consolidated investment entities	2,625	2,721	2,544	2,434	2,319
Total Liabilities	144,306	149,088	145,521	141,609	138,221
Mezzanine Equity
Allianz noncontrolling interest	173	171	166	166	155
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(307)	(248)	(77)	(39)	(873)
Additional paid-in capital	6,664	6,695	6,693	6,643	7,945
Retained earnings (deficit)	302	40	(118)	(201)	(854)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,660	6,488	6,499	6,404	6,219
Accumulated other comprehensive income	(3,533)	(2,791)	(2,545)	(3,055)	(3,303)
Total Voya Financial, Inc. Shareholders' Equity	3,127	3,697	3,954	3,349	2,916
Noncontrolling interest	1,659	1,660	1,567	1,482	1,590
Total Shareholders' Equity	4,786	5,357	5,521	4,831	4,506
Total Liabilities, Mezzanine Equity and Shareholders' Equity	149,265	154,616	151,208	146,606	142,882

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 11 of 45

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Wealth Solutions
Balance as of Beginning-of-Period	1,075	1,082	1,088	1,095	1,103	1,088	1,118
Deferrals of commissions and expenses	15	15	16	16	15	47	48
Amortization	(22)	(22)	(22)	(23)	(23)	(67)	(71)
Balance as of End-of-Period	1,068	1,075	1,082	1,088	1,095	1,068	1,095
Deferred Sales Inducements as of End-of-Period	22	22	22	24	23	22	23

Health Solutions
Balance as of Beginning-of-Period	201	194	190	182	178	190	164
Deferrals of commissions and expenses	15	14	13	15	14	42	40
Amortization	(7)	(8)	(8)	(7)	(9)	(23)	(22)
Balance as of End-of-Period	208	201	194	190	182	208	182

Total
Balance as of Beginning-of-Period	1,275	1,276	1,279	1,278	1,281	1,279	1,282
Deferrals of commissions and expenses	30	29	29	31	29	88	88
Amortization	(29)	(30)	(31)	(30)	(32)	(90)	(93)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,276	1,275	1,276	1,279	1,278	1,276	1,278
Balance as of End-of-Period, businesses exited through reinsurance or divestment (1)	1,002	1,029	1,057	1,084	1,111	1,002	1,111
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,278	2,304	2,333	2,363	2,389	2,278	2,389

(1) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 12 of 45

Consolidated Capital Structure

	Balances as of
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022

Financial Debt
Senior bonds	1,746	1,887	1,498	1,496	1,495
Subordinated bonds	349	349	737	737	737
Other debt	2	2	2	2	3
Total Financial Debt	2,097	2,238	2,237	2,235	2,235
Other financial obligations (1)	325	326	335	265	269
Total Financial Obligations	2,422	2,564	2,572	2,500	2,504

Mezzanine Equity
Allianz noncontrolling interest	173	171	166	166	155
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	6,048	5,876	5,887	5,792	5,607
Total Equity (Excluding AOCI)	6,660	6,488	6,499	6,404	6,219
Accumulated other comprehensive income (AOCI)	(3,533)	(2,791)	(2,545)	(3,055)	(3,303)
Total Voya Financial, Inc. Shareholders' Equity	3,127	3,697	3,954	3,349	2,916
Noncontrolling interest	1,659	1,660	1,567	1,482	1,590
Total Shareholders' Equity	4,786	5,357	5,521	4,831	4,506

Capital
Capitalization (3)	5,224	5,935	6,191	5,584	5,151
Adjusted Capitalization excluding AOCI (4)	10,914	10,883	10,804	10,552	10,468

Leverage Ratios
Debt-to-Capital (5)	40.1%	37.7%	36.1%	40.0%	43.4%
Financial Leverage excluding AOCI (6)	27.8%	29.2%	29.5%	29.5%	29.8%

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 45 of this document.

Voya Financial	Page 13 of 45

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of September 30, 2023
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA

Wealth Solutions (1)	32,136	81,697	80,846	194,679	314,894	509,572
Health Solutions	1,854	15	—	1,869	—	1,869
Investment Management	35,792	24,796	251,228	311,816	55,066	366,882
Eliminations/Other (3)	(33,990)	(21,017)	(11,328)	(66,335)	(41,664)	(107,999)
Total AUM and AUA	35,792	85,491	320,746	442,029	328,296	770,324

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Wealth and Health segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Wealth Solutions

Voya Financial	Page 15 of 45
Wealth Solutions Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Sources of operating earnings before income taxes:
Gross investment income	422	427	430	432	427	1,711	1,622
Investment expenses	(18)	(19)	(19)	(20)	(20)	(76)	(79)
Credited interest	(223)	(221)	(218)	(220)	(218)	(882)	(874)
Net margin	181	187	192	192	189	752	669
Other investment income (1)(2)	57	52	57	60	59	226	233
Investment spread and other investment income, excluding alts/prepays above/below expectations	238	239	249	252	248	978	901
Alternative investment income and prepayment fees above (below) long-term expectations	(24)	(14)	(33)	(50)	(70)	(121)	57
Investment spread and other investment income	214	225	216	202	178	857	959
Full service fee based revenue	150	143	136	134	137	563	609
Recordkeeping and other fee based revenue (2)	109	109	107	105	105	430	440
Total fee based margin	259	252	243	238	242	992	1,049
Net underwriting gain (loss) and other revenue	2	4	4	5	3	15	8
Net revenue (3)	475	481	463	445	423	1,864	2,015
Administrative expenses	(216)	(228)	(251)	(223)	(214)	(918)	(876)
Net commissions	(58)	(57)	(56)	(55)	(57)	(226)	(244)
DAC/VOBA and other intangibles amortization	(23)	(23)	(23)	(23)	(24)	(92)	(96)
Adjusted operating earnings before income taxes	179	174	132	145	128	630	798
Adjusted Operating Margin TTM	33.8%	31.9%	33.1%	36.9%	39.6%
Adjusted Operating Margin Excluding Notables TTM	37.8%	37.7%	38.6%	39.3%	37.9%
Full Service Revenue (4)
Full Service Investment Spread and other investment income	206	214	206	194	170	820	918
Full Service Fee Based Revenue	150	143	136	134	137	563	609
Total Full Service Revenue	356	357	343	327	307	1,383	1,527
Client Assets
Fee Based (5)	423,118	429,958	408,688	387,961	364,099	423,118	364,099
Spread Based (6)	32,136	32,699	33,242	33,881	34,358	32,136	34,358
Investment-only Stable Value	35,450	37,354	37,781	38,148	38,944	35,450	38,944
Retail Client Assets (7)	25,867	26,570	25,757	24,908	23,547	25,867	23,547
Eliminations (7)	(6,998)	(7,639)	(7,574)	(7,511)	(7,355)	(6,998)	(7,355)
Total Client Assets (5)	509,572	518,941	497,895	477,386	453,594	509,572	453,594

(1) Includes investment income on assets backing surplus, investment income on cash balances, and income from policy loans.
(2) Effective third quarter 2023, Other investment income includes investment income on cash balances that was previously reported in Recordkeeping and other fee-based revenue. This reclassification was made in order to better align interest-sensitive revenues. Historical periods have been recast to conform with the current quarter’s presentation.

(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Excludes Net underwriting gain (loss) and other revenue.
(5) Effective first quarter of 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

(6) Spread Based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(7) Includes asset eliminations previously reported in Recordkeeping and Retail Client Assets. This change has no impact on fee revenue, as fees are calculated using respective asset bases. Historical periods presented have been recast to conform with this change.

Voya Financial	Page 16 of 45
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Full Service - Corporate markets
Client Assets, beginning of period	96,492	91,615	85,965	80,126	83,320	80,126	95,448
Transfers / Single deposits	1,431	1,343	1,770	1,603	1,074	6,147	5,501
Recurring deposits	2,549	2,587	2,850	2,108	2,231	10,094	9,024
Total Deposits	3,980	3,930	4,621	3,710	3,305	16,241	14,527
Surrenders, benefits, and product charges	(3,368)	(3,244)	(3,477)	(2,900)	(2,589)	(12,989)	(12,951)
Net Flows	612	686	1,144	811	716	3,253	1,575
Interest credited and investment performance	(3,044)	4,191	4,506	5,028	(3,909)	10,681	(16,895)
Client Assets, end of period - Corporate markets	94,059	96,492	91,615	85,965	80,126	94,059	80,126

Full Service - Tax-exempt markets
Client Assets, beginning of period (1)	81,906	79,022	76,672	73,102	75,608	73,102	84,913
Transfers / Single deposits	273	271	323	887	248	1,754	1,555
Recurring deposits	1,036	1,079	1,100	1,061	986	4,276	4,018
Total Deposits	1,309	1,350	1,424	1,948	1,235	6,031	5,574
Surrenders, benefits, and product charges	(1,793)	(1,633)	(2,586)	(1,807)	(1,395)	(7,819)	(6,032)
Net Flows	(484)	(283)	(1,162)	141	(161)	(1,788)	(457)
Interest credited and investment performance	(1,758)	3,167	3,513	3,428	(2,346)	8,350	(11,354)
Client Assets, end of period - Tax-exempt markets (1)	79,663	81,906	79,022	76,672	73,102	79,663	73,102

Full Service - Total
Client Assets, beginning of period (1)	178,398	170,637	162,636	153,228	158,928	153,228	180,361
Transfers / Single deposits	1,704	1,615	2,094	2,489	1,322	7,902	7,056
Recurring deposits	3,585	3,666	3,951	3,169	3,217	14,371	13,042
Total Deposits	5,289	5,281	6,044	5,658	4,539	22,272	20,100
Surrenders, benefits, and product charges	(5,162)	(4,877)	(6,062)	(4,706)	(3,984)	(20,807)	(18,982)
Net Flows	127	403	(18)	952	555	1,464	1,117
Interest credited and investment performance	(4,803)	7,358	8,019	8,456	(6,255)	19,030	(28,249)
Client Assets, end of period - Full Service Total (1)	173,723	178,398	170,637	162,636	153,228	173,723	153,228

Full Service - Client Assets
Fee-based (1)	141,947	146,077	137,792	129,171	119,299	141,947	119,299
Spread-based	31,776	32,321	32,845	33,466	33,929	31,776	33,929
Client Assets, end of period - Full Service Total (1)	173,723	178,398	170,637	162,636	153,228	173,723	153,228
(1) Effective first quarter of 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

Voya Financial	Page 17 of 45
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Recordkeeping (1)
Client Assets, beginning of period	279,669	267,038	254,957	241,241	248,931	241,241	278,553
Transfers / Single deposits	4,683	4,590	2,332	979	3,573	12,584	7,935
Recurring deposits	4,964	4,857	5,504	3,778	4,278	19,103	17,746
Total Deposits	9,646	9,447	7,836	4,758	7,851	31,687	25,681
Surrenders, benefits, and product charges	(6,653)	(5,847)	(7,747)	(5,327)	(5,846)	(25,574)	(32,092)
Net Flows	2,993	3,600	89	(569)	2,004	6,113	(6,412)
Interest credited and investment performance	(5,794)	9,030	11,993	14,285	(9,694)	29,514	(30,900)
Client Assets, end of period - Recordkeeping	276,869	279,669	267,038	254,957	241,241	276,869	241,241

Total Defined Contribution (2)
Client Assets, beginning of period	458,068	437,675	417,593	394,469	407,859	394,469	458,914
Transfers / Single deposits	6,386	6,205	4,425	3,469	4,895	20,485	14,990
Recurring deposits	8,548	8,523	9,455	6,947	7,495	33,473	30,791
Total Deposits	14,935	14,728	13,880	10,416	12,390	53,959	45,780
Surrenders, benefits, and product charges	(11,814)	(10,724)	(13,810)	(10,033)	(9,831)	(46,381)	(51,076)
Net Flows	3,120	4,004	70	383	2,559	7,577	(5,296)
Interest credited and investment performance	(10,596)	16,389	20,012	22,741	(15,949)	48,546	(59,149)
Client Assets, end of period - Total Defined Contribution	450,591	458,068	437,675	417,593	394,469	450,591	394,469

Defined Contribution Investment-only Stable Value (SV) (3)
Assets, beginning of period	37,354	37,781	38,148	38,944	39,622	38,944	41,329
Transfers / Single deposits	90	345	323	435	177	1,193	2,587
Recurring deposits	109	70	112	440	169	731	665
Total Deposits	199	416	435	875	346	1,925	3,251
Surrenders, benefits, and product charges	(2,043)	(1,338)	(1,146)	(1,269)	(431)	(5,796)	(2,372)
Net Flows	(1,844)	(923)	(710)	(394)	(84)	(3,871)	879
Interest credited and investment performance	(60)	496	344	(402)	(593)	378	(3,265)
Assets, end of period - Defined Contribution Investment-only SV	35,450	37,354	37,781	38,148	38,944	35,450	38,944

Retail Client Assets (1)(4)	25,872	26,575	25,762	24,913	23,553	25,872	23,553

Other Assets (5)	4,657	4,584	4,250	4,243	3,983	4,657	3,983
Eliminations (1)	(6,998)	(7,639)	(7,574)	(7,511)	(7,355)	(6,998)	(7,355)
Total Client Assets (6)	509,572	518,941	497,895	477,386	453,594	509,572	453,594

(1) Includes asset eliminations previously reported in Recordkeeping and Retail Client Assets. This change has no impact on fee revenue, as fees are calculated using respective asset bases. Historical periods presented have been recast to conform with this change.

(2) Total of Full Service and Recordkeeping.
(3) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(4) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(5) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(6) Effective first quarter of 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

Health Solutions

Voya Financial	Page 19 of 45
Health Solutions Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Sources of operating earnings before income taxes:
Gross investment income	25	25	24	24	24	98	95
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(12)	(12)	(12)	(12)	(13)	(48)	(52)
Net margin	12	12	11	11	11	46	39
Other investment income	14	12	12	14	13	52	47
Investment spread and other investment income, excluding alts/prepays above/below expectations	25	24	23	24	24	96	86
Alternative investment income and prepayment fees above (below) long-term expectations	(2)	—	(2)	(5)	(7)	(9)	7
Investment spread and other investment income	23	23	21	19	17	86	92
Fee based margin (1)	57	58	53	3	4	171	17
Net underwriting gain (loss) and other revenue	184	261	233	202	289	880	739
Net revenue (2)	264	342	306	225	310	1,137	848
Administrative expenses	(122)	(128)	(124)	(71)	(66)	(445)	(271)
Premium taxes, fees and assessments	(37)	(37)	(35)	(27)	(39)	(136)	(128)
Net commissions	(45)	(46)	(44)	(43)	(41)	(178)	(163)
DAC/VOBA and other intangibles amortization	(7)	(8)	(8)	(7)	(9)	(30)	(28)
Adjusted operating earnings before income taxes	53	124	94	78	154	349	256
Adjusted Operating Margin TTM	30.6%	38.0%	36.2%	33.7%	30.3%
Adjusted Operating Margin Excluding Notables TTM	32.2%	35.8%	33.5%	33.0%	31.2%
Group life:
Premiums	150	157	157	151	150	615	580
Benefits	(118)	(135)	(134)	(124)	(50)	(511)	(485)
Other (3)	(4)	(2)	(3)	(1)	(2)	(10)	(7)
Total Group life	29	20	21	26	98	96	88
Group Life Loss Ratio (Interest adjusted) (4)	78.4%	86.1%	84.9%	82.3%	71.4%	83.0%	93.6%
Group stop loss:
Premiums	368	359	358	314	311	1,399	1,204
Benefits	(307)	(225)	(251)	(226)	(238)	(1,009)	(932)
Other (3)	(10)	(1)	(1)	(1)	(1)	(13)	(4)
Total Group stop loss	51	133	106	87	72	377	268
Stop loss Loss Ratio	83.3%	62.6%	70.1%	72.0%	76.4%	72.1%	77.4%
Voluntary Benefits, Disability, and Other	104	108	106	93	123	411	383
Net underwriting gain (loss) and other revenue
Premiums	692	689	688	626	619	2,695	2,391
Benefits	(494)	(423)	(450)	(420)	(326)	(1,787)	(1,635)
Other (3)	(14)	(5)	(4)	(4)	(3)	(27)	(19)
Total Net underwriting gain (loss) and other revenue	184	261	233	202	289	880	739
Total Aggregate Loss Ratio TTM (4)	66.3%	63.9%	66.3%	68.9%	70.7%	66.3%	70.7%

(1) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(4) Loss Ratio calculation excludes $57M of favorable reserve release in third quarter of 2022 related to our annual assumption update.

Voya Financial	Page 20 of 45
Health Solutions Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Sales by Product Line:
Group life and Disability	4	14	104	23	4	145	116
Stop loss	67	25	343	20	42	455	403
Voluntary and Other (1)	12	43	90	13	12	158	142
Total sales by product line	83	82	538	56	58	759	661

Total gross premiums and deposits	762	765	761	687	707	2,975	2,648

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	917	925	912	833	817	917	817
Stop loss	1,490	1,461	1,457	1,258	1,259	1,490	1,259
Voluntary and Other (1)	936	941	930	689	684	936	684
Total annualized in-force premiums and fees by product line	3,343	3,327	3,300	2,780	2,760	3,343	2,760

Assets Under Management by Fund Group:
General account	1,854	1,870	1,829	1,866	1,938	1,854	1,938
Separate account	15	15	15	14	14	15	14
Total AUM	1,869	1,886	1,844	1,880	1,952	1,869	1,952

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Investment Management

Voya Financial	Page 22 of 45
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Sources of operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	9	9	8	8	8	34	32
Alternative investment income and prepayment fees above (below) long-term expectations	(2)	—	2	(9)	(20)	(9)	(8)
Investment spread and other investment income	7	9	10	(1)	(12)	25	25
Fee based margin (1)	226	217	218	216	204	877	717
Net revenue (2)	233	226	229	215	192	903	742
Administrative expenses (3)	(170)	(163)	(186)	(158)	(142)	(677)	(554)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	63	63	42	57	51	225	189
Adjusted Operating Margin TTM	24.9%	24.7%	23.4%	24.7%	25.5%
Adjusted Operating Margin Excluding Notables TTM	25.5%	26.4%	25.4%	26.8%	26.0%
Fee based margin (1)
Investment advisory and administrative revenue	224	218	216	209	202	867	705
Other fee based margin	2	(1)	2	6	2	9	13
Fee based margin	226	217	218	216	204	877	717

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	63	63	42	57	51	225	189
Less: Earnings (loss) attributable to Allianz noncontrolling interest	14	14	9	14	13	51	13
Adjusted operating earnings before income taxes	49	50	33	42	38	174	176

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 23 of 45
Investment Management Analysis of AUM and AUA

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Client Assets:
External Clients
Institutional	147,904	156,435	164,443	161,502	160,720	147,904	160,720
Retail	128,120	131,391	126,212	121,833	118,016	128,120	118,016
Subtotal External Clients	276,024	287,826	290,654	283,335	278,735	276,024	278,735
General Account	35,792	36,154	36,934	38,028	38,614	35,792	38,614
Total Client Assets (AUM)	311,816	323,980	327,589	321,363	317,349	311,816	317,349
Assets under Advisement and Administration (AUA)	55,066	57,326	56,310	55,601	51,862	55,066	51,862
Total AUM and AUA	366,882	381,306	383,899	376,963	369,210	366,882	369,210

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	90	91	92	90	89	363	354
Retail	111	103	99	95	88	408	249
Subtotal External Clients	201	194	191	185	177	771	602
General Account	19	19	20	20	20	78	80
Total Investment Advisory and Administrative Revenues (AUM)	219	213	211	205	197	848	682
Administration Only Fees	5	5	5	5	5	20	21
Total Investment Advisory and Administrative Revenues	224	218	216	209	202	867	705

Revenue Yield (bps) (1)
External Clients
Institutional	23.5	22.7	22.6	22.1	21.4	22.7	23.8
Retail	33.7	32.1	31.6	31.1	28.0	32.1	29.6
Revenue Yield on External Clients (2)	28.2	26.8	26.5	26.0	24.3	26.9	25.9
General Account	20.6	20.8	20.8	20.8	21.1	20.8	21.1
Revenue Yield on Client Assets (AUM)	27.4	26.2	25.8	25.3	23.9	26.2	25.2
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.2	3.5	3.7	3.7	3.4	3.5	3.7
Total Revenue Yield on AUM and AUA (bps)	23.7	22.8	22.6	22.3	21.0	22.9	21.5

Revenue Yield on Client Assets (AUM) - trailing twelve months	26.2	25.8	23.1	21.3	25.2	26.2	25.2

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.
(2) External client yields for 9/30/2022 do not reflect a full quarter of revenues resulting from the Allianz transaction.

Voya Financial	Page 24 of 45
Investment Management Account Rollforward by Source

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Institutional AUM:
Beginning of period AUM	156,435	164,443	161,503	160,720	136,595	160,720	138,332
Inflows	4,258	4,911	5,739	8,249	4,759	23,157	29,121
Outflows	(9,620)	(8,694)	(6,683)	(7,904)	(5,648)	(32,901)	(16,275)
Net flows- Institutional	(5,361)	(3,783)	(945)	345	(889)	(9,744)	12,846
Change in Market Value	(2,178)	2,829	5,171	2,341	(5,815)	8,163	(21,001)
Other (Including Acquisitions / Divestitures)	(991)	(7,054)	(1,286)	(1,903)	30,828	(11,234)	30,542
End of period AUM - Institutional	147,904	156,435	164,443	161,503	160,720	147,904	160,720
Organic Growth (Net Flows/Beginning of period AUM)	-3.4%	-2.3%	-0.6%	0.2%	-0.7%	-6.1%	9.3%
Market Growth %	-1.4%	1.7%	3.2%	1.5%	-4.3%	5.1%	-15.2%
Retail AUM:
Beginning of period AUM	131,391	126,212	121,833	118,016	61,070	118,016	75,352
Inflows	9,138	7,894	8,361	7,203	6,683	32,596	13,789
Outflows	(8,093)	(7,773)	(8,019)	(7,400)	(6,754)	(31,285)	(16,711)
Net flows- Retail	1,046	122	342	(198)	(71)	1,312	(2,923)
Net Money Market Flows	56	64	(36)	51	45	135	158
Change in Market Value	(3,369)	7,013	4,242	3,232	(6,332)	11,118	(15,864)
Net Flows from Divested Businesses	(490)	(516)	(515)	(497)	(467)	(2,018)	(2,421)
Other (Including Acquisitions / Divestitures)	(513)	(1,503)	346	1,229	63,771	(441)	63,715
End of period AUM - Retail	128,120	131,391	126,212	121,833	118,016	128,120	118,016
Retail Organic Growth excluding Net Flows from Divested Businesses and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	0.8%	0.1%	0.3%	-0.2%	-0.1%	1.1%	-3.9%
Market Growth %	-2.6%	5.6%	3.5%	2.7%	-10.4%	9.4%	-21.1%
Net Flows:
Institutional Net Flows	(5,361)	(3,783)	(945)	345	(889)	(9,744)	12,846
Retail Net Flows	1,046	122	342	(198)	(71)	1,312	(2,923)
Net Flows from Divested Businesses	(490)	(516)	(515)	(497)	(467)	(2,018)	(2,421)
Total Net Flows	(4,806)	(4,178)	(1,118)	(350)	(1,427)	(10,452)	7,501
Net Flows excluding Net Flows from Divested Businesses and Sub-advisor Replacements	(4,316)	(3,662)	(602)	147	(960)	(8,433)	9,922
Total External Clients Organic Growth (Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning period AUM)(1)	-1.5%	-1.3%	-0.2%	0.1%	-0.5%	-3.0%	4.6%

(1) Includes net flows related to Allianz transaction as of July 25, 2022.

Voya Financial	Page 25 of 45
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Institutional
Equity	21,164	23,803	24,470	22,943	22,835
Fixed Income - Public	49,486	54,186	59,786	57,532	59,752
Fixed Income - Privates	64,516	65,795	67,126	67,809	63,361
Alternatives	12,738	12,651	13,060	13,218	14,771
Money Market	—	—	—	—	—
Total	147,904	156,435	164,443	161,502	160,720

Retail
Equity	62,420	67,759	63,429	60,244	57,343
Fixed Income - Public	62,126	60,278	59,638	58,480	57,714
Fixed Income - Privates	396	437	455	483	499
Alternatives	1,217	1,042	902	822	724
Money Market	1,961	1,875	1,788	1,803	1,736
Total	128,120	131,391	126,212	121,833	118,016

General Account
Equity	226	237	237	237	241
Fixed Income - Public	18,181	18,696	19,286	19,748	20,701
Fixed Income - Privates	14,976	14,886	14,826	14,942	14,877
Alternatives	1,815	2,003	2,226	2,378	2,450
Money Market	593	333	360	724	344
Total	35,792	36,154	36,934	38,028	38,614

Combined Asset Type
Equity	83,810	91,799	88,136	83,424	80,419
Fixed Income - Public	129,794	133,160	138,710	135,760	138,166
Fixed Income - Privates	79,887	81,118	82,406	83,234	78,737
Alternatives	15,770	15,696	16,189	16,418	17,945
Money Market	2,554	2,207	2,148	2,527	2,080
Total	311,816	323,980	327,589	321,363	317,349

Total Private and Alternative Assets	95,657	96,814	98,595	99,652	96,683
% of Private and Alternative Assets / Total AUM	30.7%	29.9%	30.1%	31.0%	30.5%

Corporate

Voya Financial	Page 27 of 45

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Interest expense (excluding Preferred stock dividends) (1)	(30)	(33)	(33)	(33)	(35)	(129)	(149)
Preferred stock dividends	(14)	(4)	(14)	(4)	(14)	(36)	(36)
Stranded costs net of TSA revenue	—	—	—	—	(1)	—	(6)
Pension expense (2)	(11)	(11)	(11)	(11)	(10)	(44)	(38)
Other (3)	3	(6)	(11)	(12)	(6)	(26)	(35)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	(52)	(54)	(69)	(60)	(66)	(235)	(264)
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	(1)	(1)	—	(3)	—
Adjusted operating earnings before income taxes	(52)	(53)	(68)	(59)	(65)	(232)	(263)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 29 of 45
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Net Revenue Excluding Notable Items
Wealth Solutions
Investment spread and other investment income	238	239	249	252	248	978	901
Fee based margin	259	252	243	238	242	992	1,049
Net underwriting gain (loss) and other revenue	2	4	4	5	3	15	8
Wealth Solutions Net Revenue	499	495	496	495	493	1,985	1,958
Health Solutions
Investment spread and other investment income	25	24	23	24	24	96	86
Fee based margin	57	58	53	3	4	171	17
Net underwriting gain (loss) and other revenue	200	261	233	202	232	896	756
Health Solutions Net Revenue	283	343	309	230	260	1,165	858
Investment Management
Investment capital and other investment income	9	9	8	8	8	34	32
Fee based margin	226	217	218	216	204	877	717
Investment Management Net Revenue	235	226	227	224	212	912	749
Total Net Revenue Excluding Notable Items (1)	1,016	1,064	1,032	949	965	4,061	3,565
Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	202	188	166	195	198	751	741
Health Solutions	71	125	97	83	105	376	268
Investment Management	66	62	41	64	67	233	195
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	339	375	303	342	370	1,360	1,204
Corporate	(52)	(54)	(69)	(60)	(65)	(235)	(248)
Total Adjusted operating earnings Excluding Notable Items, including Allianz noncontrolling interest	287	321	234	282	305	1,125	956
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items	14	13	8	13	13	48	13
Total Adjusted Operating Earnings Excluding Notable Items (1)	273	308	226	269	291	1,076	943
Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	40.5%	38.0%	33.4%	39.3%	40.2%	37.8%	37.9%
Health Solutions	25.2%	36.3%	31.3%	36.0%	40.2%	32.2%	31.2%
Investment Management	27.9%	27.4%	18.0%	28.6%	31.6%	25.5%	26.0%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	33.3%	35.2%	29.4%	36.0%	38.2%	33.4%	33.7%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	28.2%	30.2%	22.7%	29.7%	31.5%	27.7%	26.8%
Adjusted Operating Margin Excluding Notable Items Trailing Twelve Months
Wealth Solutions	37.8%	37.7%	38.6%	39.3%	37.9%
Health Solutions	32.2%	35.8%	33.5%	33.0%	31.2%
Investment Management	25.5%	26.4%	25.4%	26.8%	26.0%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	33.4%	34.6%	34.4%	35.0%	33.7%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	27.7%	28.5%	27.7%	28.1%	26.8%

(1) Refer to the “Reconciliations” section for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 30 of 45
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Wealth Solutions	(216)	(228)	(251)	(223)	(214)	(918)	(876)
Health Solutions	(122)	(128)	(124)	(71)	(66)	(445)	(271)
Investment Management	(170)	(163)	(186)	(158)	(142)	(677)	(554)
Stranded costs net of TSA revenue (1)	—	—	—	—	(1)	—	(6)
Total Administrative Expenses (1)(2)	(508)	(519)	(561)	(452)	(423)	(2,040)	(1,707)

(1) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(2) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 31 of 45
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022

Wealth Solutions
Adjusted operating earnings before income taxes - before interest	630	579	602	697	798
Income tax expense	80	71	77	98	122
Adjusted Operating Earnings - before interest and after income taxes	550	508	525	599	676
Adjusted Operating effective tax rate (1)	13.5%	13.3%	10.9%	12.7%	11.6%
Adjusted Operating effective tax rate - Trailing Twelve Months	12.7%	12.2%	12.8%	14.1%	15.3%
Average Capital	3,557	3,619	3,679	3,710	3,730
Ending Capital (2)	3,460	3,470	3,520	3,670	3,677
Adjusted Return on Capital	15.4%	14.0%	14.2%	16.1%	18.1%

Health Solutions
Adjusted operating earnings before income taxes - before interest	349	450	376	304	256
Income tax expense	73	95	79	64	54
Adjusted Operating Earnings - before interest and after income taxes	275	355	297	240	202
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,039	877	698	591	555
Ending Capital (2)	1,230	1,289	1,263	662	650
Adjusted Return on Capital	26.5%	40.5%	42.6%	40.6%	36.6%

Investment Management
Adjusted operating earnings before income taxes - before interest	174	163	153	158	176
Income tax expense	37	34	32	33	37
Adjusted Operating Earnings - before interest and after income taxes	137	129	121	125	139
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	800	757	673	582	488
Ending Capital (2)	798	806	810	797	778
Adjusted Return on Capital	17.2%	17.0%	17.9%	21.5%	28.3%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and foreign tax credits in our Wealth Solutions segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 33 of 45
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	9/30/2023				6/30/2023				9/30/2023

Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	11,099	29.0%	140	5.1%	11,474	29.0%	146	5.0%	11,099	29.0%	435	5.0%
Private credit	8,138	21.0%	92	4.6%	8,117	21.0%	88	4.4%	8,138	21.0%	270	4.5%
Securitized (2)(3)	10,046	26.0%	153	6.2%	10,277	26.0%	156	6.1%	10,046	26.0%	466	6.1%
Commercial mortgage loans	5,343	14.0%	63	4.8%	5,336	14.0%	61	4.7%	5,343	14.0%	184	4.7%
Municipals	862	2.0%	8	3.8%	911	2.0%	9	4.0%	862	2.0%	27	3.9%
Short-term / Treasury	475	1.0%	5	4.5%	448	1.0%	5	4.3%	475	1.0%	15	4.4%
Equity securities	268	1.0%	6	9.7%	280	1.0%	5	6.6%	268	1.0%	16	7.6%
Policy loans	368	1.0%	5	5.7%	358	1.0%	5	5.8%	368	1.0%	16	6.1%
Derivatives	(10)	—%	3	N/A	(11)	—%	3	N/A	(10)	—%	9	N/A
Book Values and Gross Investment Income before variable components	36,591	95.0%	477	5.3%	37,189	95.0%	478	5.2%	36,591	95.0%	1,437	5.2%

Book Values and Gross Investment Income on variable components
Limited partnership	1,814	5.0%	24	5.4%	1,809	5.0%	33	7.5%	1,814	5.0%	69	5.3%
Prepayment / Other fee income	N/A	N/A	2	—%	N/A	N/A	2	—%	N/A	N/A	6	—%
Book Values and Gross Investment Income (variable)	1,814	5.0%	25	—%	1,809	5.0%	35	—%	1,814	5.0%	75	—%
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	38,405	100.0%	502	5.3%	38,998	100.0%	512	5.3%	38,405	100.0%	1,512	5.2%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 34 of 45
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	6/30/2023		03/31/2023		12/31/2022		09/30/2022

Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	11,576	30.0%	11,983	30.0%	12,282	30.0%	13,187	32.0%
Private credit	7,968	21.0%	7,944	20.0%	8,014	20.0%	7,958	19.0%
Securitized	10,305	27.0%	10,647	27.0%	10,688	26.0%	10,663	26.0%
Municipals	911	2.0%	921	2.0%	952	2.0%	966	2.0%
Short-term / Treasury	483	1.0%	485	1.0%	978	2.0%	802	2.0%
Total Fixed maturities	31,243	81.0%	31,979	81.0%	32,914	81.0%	33,577	81.0%
Commercial mortgage loans	5,335	14.0%	5,315	13.0%	5,412	13.0%	5,375	13.0%
Limited partnership	1,620	4.0%	1,794	5.0%	1,774	4.0%	1,777	4.0%
Equity securities	425	1.0%	462	1.0%	464	1.0%	475	1.0%
Total	38,624	100.0%	39,549	100.0%	40,565	100.0%	41,204	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,248	52.0%	16,413	51.0%	17,016	52.0%	17,312	52.0%
NAIC 2	13,788	44.0%	14,337	45.0%	14,662	45.0%	14,970	45.0%
NAIC 3 and below	1,207	4.0%	1,229	4.0%	1,237	4.0%	1,295	4.0%
Total Fixed maturities	31,243	100.0%	31,979	100.0%	32,914	100.0%	33,577	100.0%

Commercial Mortgage Loans:
CML 1	3,866	72.0%	3,993	75.0%	4,246	78.0%	4,220	79.0%
CML 2	1,054	20.0%	905	17.0%	1,067	20.0%	1,045	19.0%
CML 3 and below	415	8.0%	417	8.0%	100	2.0%	110	2.0%
Total Commercial mortgage loans	5,335	100.0%	5,315	100.0%	5,412	100.0%	5,375	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 35 of 45
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Wealth Solutions
Average alternative investments	1,613	1,615	1,659	1,614	1,650	1,629	1,606
Alternative investment income	21	30	11	(5)	(26)	62	96
Health Solutions
Average alternative investments	199	179	125	160	163	168	165
Alternative investment income	3	4	1	(1)	(3)	8	9
Investment Management
Average alternative investments	326	325	318	316	333	323	344
Alternative investment income	5	8	9	(2)	(13)	22	3

Voya Financial	Page 36 of 45
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	(16)	(7)	(26)	(41)	(63)	(90)	69
Health Solutions	(2)	—	(2)	(5)	(7)	(9)	6
Investment Management	(2)	—	2	(9)	(20)	(9)	(8)
Total	(20)	(7)	(26)	(55)	(90)	(108)	67

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(8)	(7)	(7)	(9)	(7)	(31)	(12)
Health Solutions	—	—	—	—	—	—	1
Investment Management	—	—	—	—	—	—	—
Total	(8)	(7)	(7)	(9)	(7)	(31)	(11)

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(24)	(14)	(33)	(50)	(70)	(121)	57
Health Solutions	(2)	—	(2)	(5)	(7)	(9)	7
Investment Management	(2)	—	2	(9)	(20)	(9)	(8)
Total	(28)	(14)	(34)	(64)	(97)	(139)	56

(1) The amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectation. Long-term expectation for alternative investments is a 9% annual return and the long-term expectation for prepayment fees is a 10 basis point annual contribution to yield, which is roughly $9 million per quarter for Wealth Solutions

Reconciliations

Voya Financial	Page 38 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	9/30/2023			6/30/2023			3/31/2023			12/31/2022			9/30/2022
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)

Income (loss) available to Voya Financial, Inc.'s common shareholders		248	2.29		154	1.41		69	0.63		190	1.78		166	1.57
Plus: Net income (loss) attributable to noncontrolling interests		(16)	(0.14)		77	0.70		46	0.42		(57)	(0.54)		(138)	(1.30)
Less: Preferred stock dividends		(14)	(0.13)		(4)	(0.04)		(14)	(0.13)		(4)	(0.04)		(14)	(0.13)
Income (loss)	172	246	2.28	263	235	2.14	141	129	1.18	83	137	1.28	71	42	0.40
Less:
Net investment gains (losses) (3)	42	43	0.40	(38)	(30)	(0.27)	(9)	(7)	(0.06)	(10)	(8)	(0.07)	(9)	(7)	(0.06)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (4)	(68)	38	0.35	(21)	(17)	(0.15)	(33)	(26)	(0.23)	(34)	(27)	(0.25)	(13)	(11)	(0.10)
Net income (loss) attributable to noncontrolling interests	(16)	(16)	(0.14)	77	77	0.70	46	46	0.42	(57)	(57)	(0.54)	(138)	(138)	(1.30)
Dividend payments made to preferred shareholders	14	14	0.13	4	4	0.04	14	14	0.13	4	4	0.04	14	14	0.13
Other adjustments	(28)	(21)	(0.19)	(52)	(41)	(0.38)	(70)	(56)	(0.51)	(26)	(3)	(0.03)	(37)	(26)	(0.24)
Adjusted operating earnings	229	189	1.74	294	243	2.21	192	158	1.44	206	227	2.13	254	210	1.97
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation	(29)	(23)	(0.21)	(14)	(11)	(0.10)	(34)	(27)	(0.25)	(63)	(50)	(0.47)	(94)	(74)	(0.70)
Other (5)	(16)	(13)	(0.12)	—	—	—	—	—	—	—	53	0.50	57	45	0.42
Adjusted operating earnings excluding notable items	273	224	2.07	308	253	2.31	226	185	1.69	269	224	2.10	291	239	2.24

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Net investment gains include a $45 million revaluation gain on the Voya India investment for the three months ended September 30, 2023. There was no tax expense associated with this gain.
(4) Income related to businesses exited or to be exited through reinsurance or divestment includes a one-time tax benefit of $92 million related to a divested business for the three months ended September 30, 2023.

(5) Includes changes in certain legal and other reserves not expected to recur at the same level and favorable tax adjustments primarily related to foreign tax credits.

Voya Financial	Page 39 of 45
Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Nine months ended
(in millions except per share in whole dollars)	9/30/2023			9/30/2022
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)

Income (loss) available to Voya Financial, Inc.'s common shareholders		471	4.31		284	2.55
Plus: Net income (loss) attributable to noncontrolling interests		107	0.98		(20)	(0.18)
Less: Preferred stock dividends		(32)	(0.29)		(32)	(0.29)
Income (loss)	576	610	5.59	345	296	2.66
Less:
Net investment gains (losses) (3)	(4)	6	0.06	(180)	(142)	(1.28)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (4)	(122)	(5)	(0.05)	(105)	(83)	(0.74)
Net income (loss) attributable to noncontrolling interests	107	107	0.98	(20)	(20)	(0.18)
Dividend payments made to preferred shareholders	32	32	0.29	32	32	0.29
Other adjustments	(150)	(118)	(1.08)	(85)	(71)	(0.64)
Adjusted operating earnings	715	589	5.39	703	580	5.21
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation	(77)	(61)	(0.55)	(43)	(34)	(0.31)
Other (5)	(16)	(13)	(0.12)	17	14	0.12
Adjusted operating earnings excluding notable items	807	663	6.06	728	600	5.39

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Net investment gains include a $45 million revaluation gain on the Voya India investment for the nine months ended September 30, 2023. There was no tax expense associated with this gain.
(4) Income related to businesses exited or to be exited through reinsurance or divestment includes a one-time tax benefit of $92 million related to a divested business for the nine months ended September 30, 2023.

(5) Includes changes in certain legal and other reserves not expected to recur at the same level and Group Life Covid-19 impacts.

Voya Financial	Page 40 of 45
Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Total revenues	1,823	1,871	1,835	1,555	1,345	5,529	4,375

Less:
Net investment gains (losses)	40	(46)	(14)	(17)	(18)	(21)	(198)
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	21	2	30	16	(30)	53	(139)
Revenues (loss) attributable to noncontrolling interests	22	128	60	(44)	(130)	211	11
Other adjustments	24	67	60	54	30	152	66
Total adjusted operating revenues	1,717	1,721	1,697	1,547	1,495	5,135	4,635

Adjusted operating revenues by segment
Wealth Solutions	702	705	684	669	645	2,090	2,109
Health Solutions	768	775	774	649	645	2,317	1,933
Investment Management	233	226	229	215	192	688	542
Corporate	14	15	11	15	13	39	51
Total adjusted operating revenues	1,717	1,721	1,697	1,547	1,495	5,135	4,635

Voya Financial	Page 41 of 45
Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Wealth Solutions
Adjusted operating revenues	page 8	702	705	684	669	645	2,760	2,902
Interest credited and other benefits to contract owners/policyholders		(226)	(224)	(222)	(224)	(222)	(896)	(886)
Net revenue	page 15	475	481	463	445	423	1,864	2,015
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(24)	(14)	(33)	(50)	(70)	(121)	57
Net revenue excluding notable items	page 29	499	495	496	495	493	1,985	1,958
Health Solutions
Adjusted operating revenues	page 8	768	775	774	649	645	2,966	2,531
Interest credited and other benefits to contract owners/policyholders		(504)	(433)	(467)	(424)	(335)	(1,828)	(1,684)
Net revenue	page 19	264	342	306	225	310	1,137	848
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(2)	—	(2)	(5)	(7)	(9)	7
Group Life Covid-19 impacts		—	—	—	—	—	—	(74)
Other adjustments to net underwriting gain (loss) and other revenue (1)		(16)	—	—	—	57	(16)	57
Net revenue excluding notable items	page 29	283	343	309	230	260	1,165	858

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 42 of 45
Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Investment Management
Adjusted operating revenues	page 8	233	226	229	215	192	903	742
Net revenue	page 22	233	226	229	215	192	903	742
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(2)	—	2	(9)	(20)	(9)	(8)
Net revenue excluding notable items	page 29	235	226	227	224	212	912	749
Consolidated
Total Adjusted operating revenues	page 8	1,717	1,721	1,697	1,547	1,495	6,682	6,253
Interest credited and other benefits to contract owners/policyholders		(730)	(656)	(689)	(648)	(557)	(2,723)	(2,570)
Corporate Adjusted operating revenues (1)		(14)	(15)	(11)	(15)	(13)	(55)	(79)
Net revenue	pages 15/19/22	972	1,050	998	885	925	3,904	3,604
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(28)	(14)	(34)	(64)	(97)	(139)	56
Group Life Covid-19 impacts		—	—	—	—	—	—	(74)
Other adjustments		(16)	—	—	—	57	(16)	57
Net revenue excluding notable items	page 29	1,016	1,064	1,032	949	965	4,061	3,565

(1) Includes primarily TSA Revenue.

Voya Financial	Page 43 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Wealth Solutions
Adjusted operating earnings before income taxes	page 15	179	174	132	145	128	630	798
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(24)	(14)	(33)	(50)	(70)	(121)	57
Adjusted operating earnings excluding notable items	page 29	202	188	166	195	198	751	741

Health Solutions
Adjusted operating earnings before income taxes	page 19	53	124	94	78	154	349	256
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(2)	—	(2)	(5)	(7)	(9)	7
Group Life Covid-19 impacts		—	—	—	—	—	—	(74)
Other (1)		(16)	—	—	—	57	(16)	57
Adjusted operating earnings excluding notable items	page 29	71	125	97	83	105	376	268

Investment Management
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 22	63	63	42	57	51	225	189
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(3)	1	2	(7)	(16)	(7)	(7)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 29	66	62	41	64	67	233	195
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		14	14	9	14	13	51	13
Adjusted operating earnings excluding notable items		52	49	31	50	54	182	182

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 44 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Corporate
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 27	(52)	(54)	(69)	(60)	(66)	(235)	(264)
Less:
Other (1)		—	—	—	—	—	—	(16)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 29	(52)	(54)	(69)	(60)	(65)	(235)	(248)
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		—	—	(1)	(1)	—	(3)	—
Adjusted operating earnings excluding notable items		(52)	(53)	(68)	(59)	(65)	(232)	(248)

Consolidated
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 7	242	307	200	219	267	968	981
Less:
Total Notable Items Adjustments		(45)	(14)	(34)	(63)	(37)	(156)	24
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest		287	321	234	282	305	1,125	956
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		14	13	8	13	13	48	13
Adjusted operating earnings excluding notable items	page 29	273	308	226	269	291	1,076	943

(1) Includes incentive compensation driven by above target performance.

Voya Financial	Page 45 of 45
Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022

Book value per common share, including AOCI	23.93	29.19	34.03	28.16	23.70	23.93	23.70
Per share impact of AOCI	33.62	26.40	25.92	31.43	33.98	33.62	33.98
Book value per common share, excluding AOCI	57.55	55.59	59.95	59.59	57.69	57.55	57.69

Debt to capital ratio	40.1%	37.7%	36.1%	40.0%	43.4%	40.1%	43.4%
Capital impact of adding noncontrolling interest	-10.3%	-8.9%	-7.3%	-8.4%	-10.2%	-10.3%	-10.2%
Impact of adding other financial obligations and treatment of preferred stock (1)	11.3%	10.4%	9.8%	9.9%	10.3%	11.3%	10.3%
Capital impact of excluding AOCI	-13.3%	-10.0%	-9.1%	-12.0%	-13.7%	-13.3%	-13.7%
Financial leverage ratio excluding AOCI	27.8%	29.2%	29.5%	29.5%	29.8%	27.8%	29.8%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	105.8	103.0	97.7	97.3	97.9	102.2	101.9
Dilutive effect of warrants	—	4.0	8.9	7.2	6.2	4.3	7.2
Other dilutive effects (2)	2.7	2.8	2.9	2.2	2.3	2.8	2.3
Weighted-average common shares outstanding - Diluted	108.4	109.8	109.6	106.7	106.4	109.3	111.4
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	108.4	109.8	109.6	106.7	106.4	109.3	111.4

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.